EXHIBIT 10.1

AMENDMENT TO
PURCHASE AND SALE AGREEMENT

THIS AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into effective as of the 10th day of June, 2015, by those parties identified on the signature page (“Buyer”), and LAPORTE RETIREMENT L.L.C., HOBART RETIREMENT L.L.C., NILES RETIREMENT L.L.C., ELKHART RETIREMENT L.L.C., CW LLC, EASTLAKE L.L.C., each an Indiana limited liability company (“Sellers”).

W I T N E S S E T H:

Buyer and Sellers entered into that certain Purchase and Sale Agreement effective as of March 23, 2015 (the “Purchase Agreement”). Capitalized terms not defined herein shall have the meaning given to them in the Purchase Agreement. Buyer and Seller desire to amend the Purchase Agreement as herein set forth.

NOW, THEREFORE, for Ten and No/100 Dollars ($10.00) in hand paid and in consideration of the covenants and agreements herein contained, the adequacy and sufficiency of which are hereby acknowledged by the parties, the parties hereto mutually agree as follows:

1.Indemnification. Section 9(c) of the Purchase Agreement shall be revised as follows:

a.	In Section 9(c)(i), after the first instance of the phrase “the Closing Date”, the following shall be inserted: “and on the Closing Date prior to the deemed effective time of the Closing”.

b.	In Section 9(c)(iv), after the phrase “the Closing Date”, the following shall be inserted: “and on the Closing Date prior to the deemed effective time of the Closing”.

2.Full Force and Effect. Except as specifically provided herein, the Purchase Agreement is unchanged and remains in full force and effect.

3.Counterparts; Facsimile Execution. This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same agreement. This Amendment may be executed and delivered via telephonic or electronic facsimile or PDF transmission.

[Signatures on following page]

IN WITNESS WHEREOF, Sellers have executed this Agreement effective as of the day and year first set forth above.

“SELLERS”

LAPORTE RETIREMENT L.L.C., an Indiana limited liability company		HOBART RETIREMENT L.L.C., an Indiana limited liability company

By:	/s/ STEVEN L. GARATONI	By:	/s/ STEVEN L. GARATONI
	Steven L. Garatoni, Sole Member		Steven L. Garatoni, Sole Member

ELKHART RETIREMENT L.L.C., an Indiana limited liability company		NILES RETIREMENT L.L.C., an Indiana limited liability company

By:	/s/ STEVEN L. GARATONI	By:	/s/ STEVEN L. GARATONI
	Steven L. Garatoni, Sole Member		Steven L. Garatoni, Sole Member

EASTLAKE L.L.C., an Indiana limited liability company		CW LLC, an Indiana limited liability company

By:	/s/ STEVEN L. GARATONI	By:	/s/ STEVEN L. GARATONI
	Steven L. Garatoni, Sole Member		Steven L. Garatoni, Sole Member

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BUYER:

GAHC3 Hobart IN ALF, LLC
GAHC3 LaPorte IN ALF, LLC
GAHC3 Niles MI ALF, LLC
GAHC3 Elkhart IN ALF, LLC
GAHC3 Elkhart IN ILF, LLC
GAHC3 Mishawaka IN ALF, LLC

Each of the above Buyers being a Delaware limited liability company

For each of the above Buyers, by:
GAHC3 Mountain Crest Senior Housing Portfolio, LLC a Delaware limited liability company, the sole member of each of the entities shown above

By: Griffin-American Healthcare REIT III Holdings, LP, its Sole Member By: Griffin-American Healthcare REIT III, Inc. its General Partner

	By:	/s/ CORA LO
	Name:	Cora Lo
	Its:	Secretary

[Signatures continue on following page]

BUYER:

GAHC3 Hobart IN ALF TRS Sub, LLC
GAHC3 LaPorte IN ALF TRS Sub, LLC
GAHC3 Niles MI ALF TRS Sub, LLC
GAHC3 Elkhart IN ALF TRS Sub, LLC
GAHC3 Elkhart IN ILF TRS Sub, LLC
GAHC3 Mishawaka IN ALF TRS Sub, LLC

Each of the above Buyers being a Delaware limited liability company

For each of the above Buyers, by:
GAHC3 Mountain Crest Senior Housing Portfolio, LLC a Delaware limited liability company, the sole member of each of the entities shown above

By: Griffin-American Healthcare REIT III Holdings, LP, its Sole Member By: Griffin-American Healthcare REIT III, Inc. its General Partner

	By:	/s/ CORA LO
	Name:	Cora Lo
	Its:	Secretary